UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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V. F. CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # T00313-P48874-Z92345 V.F. CORPORATION 1551 WEWATTA ST. DENVER, CO 80202 Your Vote Counts! V.F. CORPORATION You invested in V.F. CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on July 28, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 14, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* July 28, 2026 10:30 a.m., Mountain Time Virtually at: www.virtualshareholdermeeting.com/VFC2026 2026 Annual Meeting Vote by July 27, 2026 11:59 PM ET. For shares held in a Plan, vote by July 25, 2026 11:59 PM ET.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect directors to serve until the 2027 Annual Meeting of Shareholders	
	Nominees:	
1a.	Richard T. Carucci	For
1b.	Alexander K. Cho	For
1c.	Juliana L. Chugg	For
1d.	Bracken P. Darrell	For
1e.	Trevor A. Edwards	For
1f.	Mindy F. Grossman	For
1g.	Mark S. Hoplamazian	For
1h.	Laura W. Lang	For
1i.	Carol L. Roberts	For
1j.	Matthew J. Shattock	For
1k.	Kirk C. Tanner	For
2.	Advisory vote to approve named executive officer compensation.	For
3.	Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2027.	For
4.	Shareholder Proposal - Report on Animal-Derived Materials Policy.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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